Exhibit 10.1

[JP Morgan LOGO]

JPMorgan Chase Bank
4 Metrotech Center, 17th Floor
Brooklyn, New York 11245

Interest Rate Swap Confirmation

To	:	BAKER HUGHES INC 3900 ESSEX LANE SUITE 1200 HOUSTON TEXAS 77027-5177 USA CONTACT: DOUG DOTY T: 713-439-8678
Attn	:	Swap Operations
Fax	:	713-439-8678
Date	:	7 April 2004
Re	:	Transaction Reference No. 0004161145 / 68565083

     The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date below. It constitutes a “Confirmation” as referred to in the ISDA Master Agreement described below.

     The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (“ISDA”) (the “Definitions”) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

1.	This Confirmation supplements, forms parts of, and is subject to, the ISDA Master Agreement dated as of 6 March 2000, as amended and supplemented from time to time (the “Agreement”), between JPMorgan Chase Bank (“JPMorgan”) and Baker Hughes Inc (“Counterparty”). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

2.	The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:	USD 325,000,000.00

Trade Date:	7 April 2004

Effective Date:	13 April 2004

Termination Date:	15 January 2009, subject to adjustment in accordance with the Modified Following Business Day Convention.

Confirmation – Swap Transaction	JP Morgan Ref: 0004161145/68565083

Floating Amounts:

Floating Rate Payer:	Counterparty

Floating Rate Payer Payment Dates:	15 July, 15 January of each year commencing with 15 July 2004 and ending with, and including, the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention.

Floating Rate for initial Calculation Period:	1.140000 percent (exclusive of spread)

Floating Rate Option:	USD – LIBOR – BBA

Spread:	Plus 2.741000 percent

Designated Maturity:	6 Months, except for the initial Calculation Period which shall be interpolated

Reset Dates:	The first day of each Calculation Period

Compounding:	Not Applicable

Floating Rate

Day Count Fraction:	Actual/360

Business Days:	London, New York

Fixed Amounts:

Fixed Rate Payer:	JPMorgan

Fixed Rate Payer Payment Dates:	15 July, 15 January of each year commencing with 15 July 2004 and ending with, and including, the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Rate

Day Count Fraction:	30/360

Period End Date:	No Adjustment

Business Days:	London, New York

Calculation Agent:	JPMorgan, unless otherwise specified in the Agreement

Confirmation – Swap Transaction	JP Morgan Ref: 0004161145/68565083

3.	Account Details

Payments to JP Morgan:

JP MORGAN CHASE BANK, NEW YORK, JPMORGAN, NY ABA# 021000021, A/C#

Payments to Counterparty:

To JPMORGAN CHASE BANK HOUSTON, Account No: Favor BAKER HUGHES INC, Houston

4.	Office, address and telephone number for Notices in connection with this Transaction

	(a) Counterparty:	its Office in 3900 ESSEX LANE, SUITE 1200 HOUSTON TEXAS 77027-5177 USA CONTACT: DOUG DOTY T: 713-439-8678 F: 713-439-8699

	(b) JPMorgan:	its head Office in New York c/o 4 Metrotech Center, 17th Floor Brooklyn, New York 11245

5.	Documents to be Delivered

Each party shall deliver to the other, at the time of its execution of this Confirmation, evidence of the incumbency and specimen signature of the person(s) executing this Confirmation, unless such evidence has been previously supplied and remains true and in effect.

Confirmation – Swap Transaction	JP Morgan Ref: 0004161145/68565083

     Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us.

Yours sincerely,

JPMORGAN CHASE BANK

By:	/s/Carmine Pilla

Name: Carmine Pilla Title: Vice President

Confirmed as of the date first
Above written:

BAKER HUGHES INC

By:	/s/ Douglas C. Doty

Name:	Douglas C. Doty

Title:	V.P. & Treasurer